REGISTRATION RIGHTS AGREEMENT AMENDMENT


     This AMENDMENT dated as of September 25, 1998 is between COMPU-DAWN, INC., a Delaware corporation (the "Company"), and JNC OPPORTUNITY FUND LTD. ("JNCO") and JNC STRATEGIC FUND LTD. ("JNCS," and, together with JNCO, the "Initial Investors").


                                 R E C I T A L S


         (a) The Company previously entered into a Securities Purchase Agreement dated as of May 31, 1998, among the Company and the Initial Investors (the "Securities Purchase Agreement"), pursuant to which the Company agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) 3,250 shares of its Series A Convertible Preferred Stock that are convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and (ii) 327,103 shares of Common Stock issued at the closing under the Securities Purchase Agreement (the "Common Shares") and
(iii) warrants to acquire 90,207 shares of Common Stock. In connection with the Securities Purchase Agreement, the Company agreed to provide certain registration rights pursuant to the Registration Rights Agreement dated as of May 31, 1998, among the Company and the Initial Investors (the "Registration Rights Agreement").

         (b) In connection with the Securities Exchange Agreement of even date herewith between the Company and JNCS (the "Securities Exchange Agreement") the Company agreed to issue and exchange 1,750 shares of its Series B Convertible Preferred Stock (the "Series B Preferred Stock") for all of the Common Shares which are held by JNCS. The rights, preferences and privileges of the Series B Preferred Stock, including the terms upon which such Series B Preferred Stock are convertible into shares of Common Stock, are set forth in the Certificate of Designations, Preferences and Rights relating to the Series B Preferred Stock (the "Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Series B Preferred Stock or otherwise pursuant to the Certificate of Designation are referred to herein as the "Series B Conversion Shares." As a condition to the Closing under the Securities Exchange Agreement, the Company and the Initial Investors have agreed to amend the Registration Rights Agreement as set forth herein.


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SECTION 1. Amendments to Registration Rights Agreement.  The Registration Rights
Agreement is, effective as of the date hereof, hereby amended as follows:

         (a) The definition of the term "Preferred Stock" in Introductory Paragraph A shall be deemed to include the Series B Preferred Stock.

         (b)      All  references  to  the  term  "Conversion   Shares"  in  the
                  Registration Rights Agreement shall be deemed to include the Series B Conversion Shares.

         (c) Section 2(a) thereof is amended by deleting from the first sentence thereof the words "the seventy-fifth (75th) day following the Closing Date" and replacing such words with the words "October 2, 1998."

         (d) Section 2(c) thereof is amended by deleting from the first sentence thereof the words "the one hundred and fiftieth (150th) day following the date hereof" and replacing such words with the words "December 15, 1998."

         (e) All remaining terms and provisions of the Registration Rights Agreement shall continue and survive this Amendment and remain in full force and effect.

SECTION 2. Consent of Initial Investors. The Initial Investors hereby consent to the inclusion of 125,000 shares of Common Stock in the Registration Statement referred to in Section 2(a) of the Registration Rights Agreement to register the resale thereof on behalf of certain selling stockholders; provided, however, that in the event such shares are included, the number of shares of Common Stock covered for resale by such Registration Statement shall be increased by 125,000.

SECTION 3.        Miscellaneous.

         (a) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

         (b) Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same Amendment and shall become effective when counterparts have been signed by each party and delivered to the other party. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         (c) Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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COMPU-DAWN, INC.

By:  /s/ Mark Honigsfeld
Name:  Mark Honigsfeld
Its: CEO



INITIAL INVESTORS:


JNC OPPORTUNITY FUND LTD.


By: /s/ Neil Chau
Name:
Its:


JNC STRATEGIC FUND LTD.


By:  /s/ Neil Chau
Name:
Its:


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